SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 23, 2004

AmeriCredit Automobile Receivables Trust 2004-C-A
(Exact name of registrant as specified in its charter)

Delaware	333-105878-06	11-6595675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Chris A. Choate, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas		76102 (Zip Code)

(Address of Principal Executive Offices)

Registrant’s telephone number including area code  - (817) 302-7000

(Former name or former address, if changed since last report)

Item 1.01     Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

AmeriCredit Financial Services, Inc., as Sponsor (“AmeriCredit”), has registered an issuance of $800,000,000 in principal amount of Securities (the “Securities”) on Form S-3.  Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2004-C-A (the “Trust”) issued $161,000,000 Class A-1 1.765% Asset Backed Notes, $228,000,000 Class A-2 2.39% Asset Backed Notes, $205,000,000 Class A-3 3.00% Asset Backed Notes and $206,000,000 Class A-4 3.61% Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate (the “Certificate”), on August 31, 2004 (the “Closing Date”).  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of August 23, 2004 (the “Indenture”), between the Trust and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee and Trust Collateral Agent.  The Trust has been formed and the Certificate was issued pursuant to a Trust Agreement dated as of August 4, 2004, as amended and restated as of August 23, 2004 (the “Trust Agreement”), attached hereto as Exhibit 4.2, between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes were sold to Deutsche Bank Securities Inc., Wachovia Securities, Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and UBS Securities LLC ( the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of August 16, 2004, (the “Underwriting Agreement”), between AmeriCredit, AFS SenSub and Deutsche Bank Securities Inc., as representative of the Underwriters (the “Representative”).

The Notes evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans financed thereby.

Pursuant to the Purchase Agreement attached hereto as Exhibit 10.1, dated as of August 23, 2004 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub Corp. (“AFS SenSub”), AFS SenSub purchased the Receivables from AmeriCredit.  Pursuant to the Sale and Servicing Agreement attached hereto as Exhibit  4.3, dated as of August 23, 2004 (the “Sale and Servicing Agreement”), among the Trust, AFS SenSub, AmeriCredit, Wells Fargo, as Trust Collateral Agent and Backup Servicer, the Trust purchased the Receivables from AFS SenSub and AmeriCredit, as Servicer, agreed to perform servicing duties with regard to the Receivables.

On the Closing Date, Ambac Assurance Corporation (the “Insurer”) issued the Note Guaranty Policy attached hereto as Exhibit 4.4, dated as of August 31, 2004 (the “Policy”), pursuant to the Insurance and Indemnity Agreement attached hereto as Exhibit 10.3, dated as of August 23, 2004 (the “Insurance Agreement”), among the Insurer, Wells Fargo, as the Indenture Trustee, the Trust, AFS SenSub, as the Seller, and AmeriCredit specifying the conditions precedent to the issuance of the Policy, the premium in respect thereof and certain indemnification obligations of the Trust, AFS Sensub, AmeriCredit and the Indenture Trustee to the Insurer.  A spread account (“Spread Account”) was created on the Closing Date, for the benefit of the Insurer and the Noteholders, pursuant to the Spread Account Agreement attached hereto as Exhibit 10.4, dated as of August 23, 2004 (the “Spread Account Agreement”), among the Insurer, the Trust and Wells Fargo, as the Trustee, the Trust Collateral Agent and the Collateral Agent, as a reserve of cash available to pay certain amounts that otherwise will remain unpaid after application of collections on the Receivables and other available funds.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated August 16, 2004 (the “Prospectus Supplement”) filed with the Commission pursuant to Rule 424(b)(5) of the Act.  Pursuant to the Indemnification Agreement attached hereto as Exhibit 10.2, dated  as of August 16, 2004 (the “Indemnification Agreement”), between the Insurer and the Representative of the Underwriters, the parties allocated Prospectus Supplement disclosure risks.

Item 9.01.          Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c)     Exhibits:

1.1     Underwriting Agreement, dated as of August 16, 2004, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representative of the Underwriters.

4.1      Indenture, dated as of August 23, 2004, between the Trust and Wells Fargo, as Trustee and Trust Collateral Agent.

4.2     Amended and Restated Trust Agreement, dated as of August 23, 2004, between the AFS SenSub and WTC, as Owner Trustee.

4.3      Sale and Servicing Agreement, dated as of August 23, 2004, among the Trust, AmeriCredit, as Servicer, AFS SenSub, and Wells Fargo, as Trust Collateral Agent and Backup Servicer.

4.4      Note Guaranty Insurance Policy, dated as of August 31, 2004 and delivered by the Insurer.

10.1    Purchase Agreement, dated as of August 23, 2004, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2    Indemnification Agreement, dated as of August 16, 2004, between the Insurer and the Representative.

10.3    Insurance and Indemnity Agreement, dated as of August 31, 2004, among the Insurer, Wells Fargo, as Indenture Trustee, the Trust, AFS SenSub, and AmeriCredit.

10.4    Spread Account Agreement, dated as of August 23, 2004, among the Insurer, the Trust and Wells Fargo, as the Trustee, the Trust Collateral Agent and the Collateral Agent.

23.1    Consent of KPMG LLP, Independent Registered Public Accounting Firm (see Exhibit 23.1 to Form 8-K filed on August 27, 2004, in connection with Registration Statement No. 333-105878-06, which is incorporated by reference herein).

99.1    Statistical information for the receivables as of the Initial Cutoff Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2004-C-A

By: AmeriCredit Financial Services, Inc., as Sponsor

By: /s/ CHRIS A. CHOATE
Name: Chris A. Choate
Title: Executive Vice President, Secretary and Chief Legal Officer

Dated: September 7, 2004

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of August 16, 2004, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the “Seller”), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the “Representative”).

4.1	Indenture, dated as of August 23, 2004, between AmeriCredit Automobile Receivables Trust 2004-C-A (the “Trust”) and Wells Fargo Bank, National Association, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of August 23, 2004, between the Seller and Wilmington Trust Company, as Owner Trustee.

4.3
Sale and Servicing Agreement, dated as of August 23, 2004, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Wells Fargo Bank, National Association, as Trust Collateral Agent and Backup Servicer.

4.4	Note Guaranty Insurance Policy, dated as of August 31, 2004 and delivered by Ambac Assurance Corporation (the “Insurer”).

10.1	Purchase Agreement, dated as of August 23, 2004, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Indemnification Agreement, dated as of August 16, 2004, between the Insurer and the Representative.

10.3	Insurance and Indemnity Agreement, dated as of August 31, 2004, among the Insurer, the Indenture Trustee, the Trust, the Seller, and AmeriCredit.

10.4	Spread Account Agreement, dated as of August 23, 2004, among the Insurer, the Trust and Wells Fargo Bank, National Association as the Trustee, the Trust Collateral Agent and the Collateral Agent.

23.1
Consent of KPMG LLP, Independent Registered Public Accounting Firm (see Exhibit 23.1 to Form 8-K filed on August 27, 2004, in connection with Registration Statement No. 333-105878-06, which is incorporated by reference herein).

99.1	Statistical information for the receivables as of the Initial Cutoff Date.

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